UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2006

Federal Agricultural Mortgage Corporation
(Exact name of registrant as specified in its charter)

Federally chartered
instrumentality of
the United States                            0-17440                52-1578738
    (State or other jurisdiction of                      (Commission             (I.R.S. Employer
             incorporation or organization)                                                                              File Number)                                                              Identification No.)

1133 Twenty-First Street, N.W., Suite 600, Washington, D.C.                                    20036
                 (Address of principal executive offices)                                     (Zip Code)

Registrant’s telephone number, including area code: (202) 872-7700

   No change
(Former name or former address, if changed since last report)

Section 7 - Regulation FD

Item 7.01. Regulation FD Disclosure.

    On February 8, 2006, Farmer Mac issued a press release to announce that the Corporation will hold its fourth quarter and calendar year 2005 earnings conference call on the day following the filing of its Annual Report on Form 10-K during the week of March 13, 2006.  A copy of the press release is attached to this report as Exhibit 99.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

99. Press Release dated February 8, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

By: /s/ Jerome G. Oslick
    Name: Jerome G. Oslick
    Title: Vice President - General Counsel

Dated: February 8, 2006